Exhibit 10.6

EXECUTION VERSION

JOINDER AGREEMENT

WHEREAS, Xerox Corporation (the “Company”) has entered into that certain Agreement by and among the parties listed on Schedule A thereto (the “Icahn Group”) and the Company (the “Agreement”), dated January 28, 2016, a copy of which is attached hereto; and

WHEREAS, the Company is pursuing a Separation (as defined in the Agreement); and

WHEREAS, the Agreement requires that SpinCo execute and deliver to the Icahn Group this Joinder Agreement.

NOW, THEREFORE, the undersigned hereby joins in the Agreement and agrees that, immediately upon the Separation Effective Time (as defined in the Agreement), it shall be deemed to be “SpinCo” within the meaning of the Agreement and shall be bound by all of the terms and conditions of the Agreement applicable to SpinCo thereunder.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of December 31, 2016.

SPINCO:

CONDUENT INCORPORATED, a New York corporation

By:	/s/ J. Michael Peffer
Name:	J. Michael Peffer
Title:	Vice President and General Counsel

ACCEPTED:

XEROX CORPORATION

By:	/s/ Douglas H. Marshall
Name:	Douglas H. Marshall
Title:	Assistant Secretary

[Signature Page to Joinder to Conduent Nomination and Standstill Agreement]

MR. CARL C. ICAHN

/s/ Carl C. Icahn
Carl C. Icahn

HIGH RIVER LIMITED PARTNERSHIP

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Authorized Signatory

HOPPER INVESTMENTS LLC

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Authorized Signatory

BARBERRY CORP.

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Authorized Signatory

ICAHN PARTNERS LP

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Authorized Signatory

ICAHN PARTNERS MASTER FUND LP

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Authorized Signatory

ICAHN ENTERPRISES G.P. INC.

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Authorized Signatory

ICAHN ENTERPRISES HOLDINGS L.P.

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Authorized Signatory

[Signature Page to Joinder to Conduent Nomination and Standstill Agreement]

IPH GP LLC

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Authorized Signatory

ICAHN CAPITAL LP

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Authorized Signatory

ICAHN ONSHORE LP

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Authorized Signatory

ICAHN OFFSHORE LP

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Authorized Signatory

BECKTON CORP

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Authorized Signatory

MR. JONATHAN CHRISTODORO

/s/ Jonathan Christodoro
Jonathan Christodoro

[Signature Page to Joinder to Conduent Nomination and Standstill Agreement]